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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 15, 2001 relating to the financial statements and the financial statement schedule of Ciphergen Biosystems, Inc. which appear in Ciphergen Biosystems, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
May 18, 2001